1995 CONSOLIDATED AMENDMENT AGREEMENT TO
                         LOAN AGREEMENT AND RELATED DOCUMENTS


               THIS AMENDMENT AGREEMENT, made and entered into as of this 31st day of May, 1995, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation (the "Borrower") and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), a national banking association (the "Lender");


                                 W I T N E S S E T H:


               WHEREAS, pursuant to a Loan Agreement dated as of April 19, 1994 between the Borrower and the Lender (the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions thereof;

               WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Revolving Credit Note dated April 19, 1994 in the principal amount of $2,000,000 (the "Note");

               WHEREAS, under the Loan Agreement, the Borrower has obtained a letter of credit facility of up to $12,000,000 for the issuance of documentary letters of credit for the purposes set forth in the Loan Agreement (the "Letter of Credit Facility");

               WHEREAS, collateral for the indebtedness and obligations of the Borrower in respect of the Loan Agreement, Note and Letter of Credit Facility is provided under a Security Agreement dated April 19, 1994 (the "Security Agreement") between the Borrower and the Lender;

               WHEREAS, the Borrower has requested that the Lender increase the Letter of Credit Facility from $12,000,000 to $14,000,000, modify the Borrowing Base and extend the maturity date, all as provided herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed as follows:

               1. Terms. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.

               2.   Amendment to Loan Agreement.

               (i) The number "$12,000,000" as it appears in the following places in the Loan Agreement is hereby deleted and the number "$14,000,000" placed in its stead:

                    (a)  First paragraph on page 1 under WITNESSETH;

                    (b)  Sections 1.51, 2.1, 3.1 and 3.5(iv).

               (ii) The number "$5,000,000" as it appears in Section 1.10 "Borrowing Base" is hereby deleted and the number "$7,000,000" placed in its stead and subparagraph (ii) of Section 1.10 is hereby amended to read as follows:

                    "(ii)  until August 31, 1995 the lesser of (x) Eligible
               Inventory multiplied by 30% or (y) $750,000".

               (iii) The date "October 31, 1995" in Section 1.52 "Letter of Credit Facility Termination Date" and Section 1.73
          "Termination Date" is hereby deleted and the date "October 31, 1996" placed in its stead.

               (iv) The number "$2,500,000" as it appears in the ninth line of Section 3.1 is hereby deleted and the number "$3,500,000" placed in its stead.

               (v) The Borrowing Base Certificate attached as Exhibit A to the Loan Agreement is deleted and a new Borrowing Base Certificate, in the form of Exhibit 1-A attached hereto, is placed in its stead to be effective until August 31, 1995 and a new Borrowing Base Certificate, in the form of Exhibit 1-B attached hereto, is placed in its stead to be effective after August 31, 1995.

               3. Representations and Warranties. The Borrower hereby represents and warrants that:

                    (A)  The representations and warranties contained in
               Article V of the Loan Agreement are hereby made by the Borrower on and as of the date hereof except the representations of Sections 5.3 and 5.4 shall refer to the most recent financial statements delivered under Section 7.1 of the Loan Agreement.

                    (B) There has been no change, and there exists no prospective change, in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports received by the Lender, other than changes in the ordinary course of business, none of which has been a materially adverse change;


                    (C) The business and properties of the Borrower are not, and since the date of the most recent financial reports thereof received by Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

                    (D) No event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default under the Loan Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                    (E) The property which is collateral for the indebtedness of the Borrower to the Lender under the Security Agreement and other collateral documents of the Borrower in favor of the Lender are subject to no liens or encumbrances except Permitted Liens;

                    (F) The execution, delivery and performance by the Borrower of its obligations under this Amendment Agreement will not cause a violation or default under any indenture, loan agreement, or other agreement of, or applicable to, the Borrower; and

                    (G) The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment

               Agreement; each of such documents has been duly authorized, executed and delivered; and each of such documents constitutes a valid, binding and enforceable instrument, obligation or agreement of the Borrower, in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.

               4. Effectiveness of Documents. The terms and conditions hereof shall not be effective until each of the following are delivered to the Lender:

                    (A) Amendment Agreement. Two fully executed originals of this Amendment Agreement.

                    (B) Resolutions of Borrower. Resolutions of the Borrower certified by its secretary or assistant secretary as of the date hereof, approving and adopting this Amendment Agreement and the other documents to be executed by the Borrower.

                    (C) Opinions. An opinion of counsel to the Borrower covering the matters covered by its prior opinion on the Loan Agreement.

                    (D) Uniform Commercial Code Financing Statements. Uniform Commercial Code Financing Statements covering the property described in the Security Agreement.

                    (E) Charter Documents. Copy of a Good Standing Certificate of the State of Delaware concerning Borrower and the Articles of Incorporation of Borrower certified by the Secretary of State of Delaware to be a true and correct copy as currently in effect and a copy of the Bylaws certified by the Secretary of the Borrower to be a true and correct copy as currently in effect.

                    (F) Certificate of Authority. Certificate of a recent date of the Secretary of State of North Carolina as to the authority of the Borrower to do business in North Carolina and the good standing of the Borrower.

                    (G) No Litigation Certificate. Certificate of the chief financial officer of the Borrower to the effect that no litigation or proceedings are pending or threatened which might reasonably be expected to adversely affect the Borrower's ability to perform its obligations under this Agreement or operation of the Borrower's business.

                    (H) Amendment Fee. An amendment fee of $5,000 payable by Borrower.

                    (I) Other Documents, Etc. Such other documents, instruments and certificates as the Lender may reasonably request.

               5.   Miscellaneous.

                    (A) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties, or commitments, express or implied, have been made by any other party to the other regarding the subject matter hereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled, orally or otherwise, except in a writing, signed by the party to be charged therewith, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof, unless expressly so stated.

                    (B) Except as hereby specifically amended, modified, or supplemented, the Loan Agreement, the Loan Documents and all other agreements, documents, and instruments related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                    (C) This Amendment Agreement may be executed in any
               number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                    (D) This Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                    (E) Upon request of the Lender, each of the parties hereto will duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes hereof, including documents deemed necessary by the Lender to more fully evidence the obligations of Borrower to Lender and protect and perfect the collateral therefor.

                    (F) The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of the documents executed in connection with this Amendment Agreement, including without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender.


                        [Signatures appear on following page]

               IN WITNESS WHEREOF, this Agreement has been duly executed as of the date hereof by the Company and the Lender.

          ATTEST:                       SPEIZMAN INDUSTRIES, INC.


          R.A. Bigger (sig)             By: Josef Sklut (sig)
          Assistant Secretary           Name: Josef Sklut
                                        Title: Vice President - Finance



                                        NATIONSBANK, NATIONAL ASSOCIATION
                                        (CAROLINAS)


                                        By: John R. Clemens (sig)
                                        Name: John R. Clemens
                                        Title: SVP

                                                 EXHIBIT 1-A
                                         (Prior to August 31, 1995)

                                         BORROWING BASE CERTIFICATE


            Speizman Industries, Inc.
            Borrowing Base Certificate          For the Week Ended


            I.  Accounts Receivable             Gross Receivables                         $0

                                                Less: Amounts over 90 days                $0
                                                  from invoice

                                                Less: Commissions and expenses            $0
                                                  receivable

                                                Less: Foreign accounts receivable         $0

                                                Less: Accounts receivable of an           $0
                                                  account debtor for which more
                                                  than 25% of its total balance
                                                  is more than 90 days past due

                                                Less: Other ineligible accounts           $0
                                                  receivable including
                                                  "consigned inventories"

                                                Net Eligible Receivables                  $0

            A/R Availability         (A)                       80.00%                     $0

            II.  Inventories                    Gross Inventories                         $0

                                                Less: Work in process, Supplies,          $0
                                                  etc.

                                                Less: Other ineligible                    $0
                                                  inventories

                                                Net Eligible Inventories                  $0

            Inventory Availability   (B)                       30.00%                     $0
                                                          (Limit $750,000)

                                                Plus: Outstanding Documentary             $0
                                                  L/C's

            L/C Availability         (C)                       50.00%                     $0

            L/C + Inventory Avail.   (D)                      (B)+(C)                     $0



                                    8

                                                              (Limit $7,000,000)

            III.  Cash Collateral    (E)     Certificates of Deposit Pledged              $0
                                                to Lender

            IV.   Calculation of                A/R Availability (A)                      $0
                  Total Borrowing               L/C+Inventory Availability (D)            $0
                  Base Availability             Cash Collateral (E)                       $0

                                     (F)        Total Borrowing Base Availability         $0

                                                Credit Facility Usage:
                                                Direct Borrowings                         $0
                                                O/S Documentary L/C's                     $0
                                     (G)        Total Usage                               $0
                                                Net Excess (F-G)                          $0


            The aggregate face amount of letters of credit outstanding in respect of textile machinery held as inventory for sale does not exceed $3,500,000.

                                                 EXHIBIT 1-B

                                         BORROWING BASE CERTIFICATE



            Speizman Industries, Inc.
            Borrowing Base Certificate          For the Week Ended
            I.  Accounts Receivable             Gross Receivables                         $0

                                                Less: Amounts over 90 days                $0
                                                  from invoice

                                                Less: Commissions and expenses            $0
                                                  receivable

                                                Less: Foreign accounts receivable         $0

                                                Less: Accounts receivable of an           $0
                                                  account debtor for which more
                                                  than 25% of its total balance
                                                  is more than 90 days past due

                                                Less: Other ineligible accounts           $0
                                                  receivable including
                                                  "consigned inventories"

                                                Net Eligible Receivables                  $0

            A/R Availability         (A)                       80.00%                     $0

            II.  L/C Availability    (B)                       50.00%                     $0
                                                              (Limit $7,000,000)

            III.  Cash Collateral    (C)     Certificates of Deposit Pledged              $0
                                                to Lender

            IV.  Calculation of                 A/R Availability (A)                      $0
                  Total Borrowing               L/C Availability (B)                      $0
                  Base Availability             Cash Collateral (C)                       $0

                                     (D)        Total Borrowing Base Availability         $0

                                                Credit Facility Usage:
                                                Direct Borrowings                         $0
                                                O/S Documentary L/C's                     $0
                                     (E)        Total Usage                               $0
                                                Net Excess (D-E)                          $0

            The aggregate face amount of letters of credit outstanding in respect of textile machinery held as inventory for sale does not exceed $3,500,000.